Exhibit 10.9
September 29, 2005
Enesco Group, Inc.
225 Windsor Drive
Itasca, IL 60143-1225
Ladies and Gentlemen:
     Reference is made to that certain Ninth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of August 31, 2005 (the “Amendment”) by and among you, the Borrowing Subsidiaries, the Guarantors, the Lenders, and Agent, amending certain terms and provisions of the Credit Agreement (as defined in the Amendment). All capitalized terms used herein and not otherwise defined herein, shall have their meanings as defined in the Credit Agreement.
     The parties agree that (i) the references to “twenty-one (21)” and to “thirty (30)” in Sections 6.28 and 6.30 of the Credit Agreement are deleted and replaced with references to “forty (40)” and “fifty-one (51)”, respectively.
     Each of the Borrower, the Borrowing Subsidiaries and the Guarantors hereby confirms and ratifies the Obligations incurred by it under the Credit Agreement and the other Loan Documents, and acknowledges that, as of the date hereof, neither the Borrower, the Borrowing Subsidiaries nor any of the Guarantors has any defense, offset, counterclaim, or right of recoupment against the Agent or any Lender with respect to any of such Obligations or any other matter.
     This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to its conflicts of laws or choice of law principles). This agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this amendment by signing any such counterpart. A facsimile or electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.
     Please confirm that the foregoing sets forth the entire agreement among the parties hereto with respect to the matters set forth herein by signing and returning this letter to the attention of the undersigned. You should retain a copy of this letter for your records. Until such time as a fully executed original of this letter is received by the undersigned, the agreements herein shall be of no force or effect. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect.

Very truly yours, BANK OF AMERICA, N.A., as Agent and as Lender
By	/s/ C. Christopher Smith
C. Christopher Smith
Its Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION
By	/s/ J. Eric Bergren
J. Eric Bergren
Its First Vice President

Reviewed and Agreed to:

ENESCO GROUP, INC.
By:	/s/ Cynthia Passmore-McLaughlin
	Name:	Cynthia Passmore-McLaughlin
	Title:	President and Chief Executive Officer

By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Treasurer

N.C. CAMERON & SONS LIMITED
By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Treasurer

ENESCO INTERNATIONAL LTD.
By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Treasurer

ENESCO INTERNATIONAL (H.K.) LIMITED
By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Director

GREGG MANUFACTURING, INC.
By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Treasurer and Chief Financial Officer

ENESCO HOLDINGS LIMITED
By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Director

ENESCO LIMITED
By:	/s/ Charles E. Sanders
	Name:	Charles E. Sanders
	Title:	Director

BILSTON & BATTERSEA ENAMELS PLC
By:	/s/ Lawrence Jennings
	Name:	Lawrence Jennings
	Title:	Director